Exhibit 10.31

COMMITMENT INCREASE SUPPLEMENT

This COMMITMENT INCREASE SUPPLEMENT (the “Commitment Increase Supplement”) is made as of October 24, 2007 by and among TARGA RESOURCES PARTNERS LP, a Delaware limited partnership (the “Borrower”), BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Collateral Agent, Swing Line Lender and L/C Issuer and the parties signatory hereto as the Increasing Lenders (hereinafter defined) and the New Lenders (hereinafter defined).

RECITALS

Borrower, Administrative Agent, the Swing Line Lender, the L/C Issuer and the Lenders named therein are parties to that certain Credit Agreement dated as of February 14, 2007 (as otherwise amended, supplemented, restated, increased, extended, or otherwise modified from time to time, the “Credit Agreement”). All terms used herein and not otherwise defined shall have the same meaning given to them in the Credit Agreement.

Pursuant to Section 2.14 of the Credit Agreement, upon notice to the Administrative Agent, Borrower has the right to cause from time to time an increase in the Aggregate Commitments by adding to the Credit Agreement, subject to the approval of the Administrative Agent, the L/C Issuer, and the Swing Line Lender one or more additional Lenders (referred to in Section 2.14(c) of the Credit Agreement as “additional Eligible Assignees”) and referred to herein as the “New Lenders”), or by allowing one or more Lenders to increase their respective Commitment (such Lenders being referred to herein as the “Increasing Lenders”), subject to the limitations contained in such Section 2.14.

AGREEMENT

1. The Borrower and the parties signatory hereto as the Increasing Lenders and as the New Lenders hereby agree that, from and after the date hereof, the Increasing Lenders and the New Lenders shall have the respective Commitments as set forth on the attached Supplement to Schedule 2.01. By its execution and delivery of this Commitment Increase Supplement, each New Lender hereby assumes all of the rights and obligations of a Lender under the Credit Agreement. Such Commitments of the New Lenders and the increase in the Commitments of the Increasing Lenders shall represent an increase in the Aggregate Commitments pursuant to Section 2.14 of the Credit Agreement.

2. Administrative Agent, Swing Line Lender, L/C Issuer, and Borrower hereby consent to and approve the Commitment of each New Lender and the increase in the Commitment of each Increasing Lender, and such resulting increase in the Aggregate Commitments pursuant to Section 2.14 of the Credit Agreement.

3. Each New Lender and each Increasing Lender hereby represents and warrants to the Administrative Agent, Swing Line Lender and L/C Issuer as follows: (a) it has full power and authority, and has taken all action necessary, to execute and deliver this Commitment Increase Supplement, to consummate the transactions contemplated hereby and to become or to

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continue to be a Lender under the Credit Agreement, (b) from and after the Increase Effective Date (hereinafter defined), it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of its Commitment, shall have the obligations of a Lender thereunder, and (c) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Commitment Increase Supplement on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent, Swing Line Lender, L/C Issuer, or any other Lender; and agrees that (1) it will, independently and without reliance on the Administrative Agent, Swing Line Lender, L/C Issuer or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (2) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

4. This Commitment Increase Supplement shall be effective on the date (the “Increase Effective Date”) that (i) the Borrower and each New Lender and each Increasing Lender each execute a counterpart hereof and deliver the same to the Administrative Agent, (ii) the Administrative Agent, Swing Line Lender, and L/C Issuer execute and deliver a counterpart hereof, (iii) each of the conditions to the increase in the Aggregate Commitments in Section 2.14 of the Credit Agreement shall have occurred, and (iv) all additional conditions precedent set forth on the Conditions Precedent Schedule attached hereto have been satisfied. From and after the Increase Effective Date, each New Lender shall be a “Lender” under the Loan Documents.

5. Upon any increase in the Aggregate Commitments pursuant Section 2.14, the Lenders have authorized the Administrative Agent and the Borrower to make non-ratable borrowings and prepayments of the Committed Loans, and if any such prepayment requires the payment of Eurodollar Rate Loans other than on the last day of the applicable Interest Period, Borrower shall pay any required amounts pursuant to Section 3.05, in order to keep the outstanding Committed Loans ratable with any revised Applicable Percentages arising from any nonratable increase in the Commitments under this Commitment Increase Supplement. On the Increase Effective Date, each New Lender and each Increasing Lender shall make a Committed Loan for the account of the Borrower to implement such provisions of Section 2.14 of the Credit Agreement.

6. Borrower (a) represents and warrants that, on and as of the Increase Effective Date, before and after giving effect to the increase in Aggregate Commitments resulting hereunder, (i) the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct in all material respects, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and except that for purposes of this Commitment Increase Supplement, the representations and warranties contained in subsection (a) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b) of Section 6.01, and (ii) no Default exists, (b) ratifies and confirms each of the Loan Documents, (c) agrees that all Loan Documents shall apply to the Obligations as they are or may be increased by this Commitment Increase Supplement, (d) agrees that its obligations and covenants under each Loan Document are otherwise unimpaired

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hereby and shall remain in full force and effect, and (e) covenants, for the benefit of the Secured Parties, to cause to be issued, not more than 30 days after the Increase Effective Date (or such longer period as the Administrative Agent may agree in its discretion), the fully paid title insurance policies described in clause (e)(ii) of the Conditions Precedent Schedule in respect of each of the Sterling, Gillis, Acadia and Mertzen plants.

7. This Commitment Increase Supplement may not be amended, changed, waived or modified, except by a writing executed by the parties hereto.

8. This Commitment Increase Supplement embodies the entire agreement among each New Lender, each Increasing Lender, the Borrower, L/C Issuer, Swing Line Lender and the Administrative Agent with respect to the subject matter hereof and supersedes all other prior arrangements and understandings relating to the subject matter hereof.

9. This Commitment Increase Supplement may be executed in any number of counterparts each of which shall be deemed to be an original. Each such counterpart shall become effective when counterparts have been executed by all parties hereto. Delivery of an executed counterpart of this Commitment Increase Supplement by telecopier shall be effective as delivery of a manually executed counterpart of this Commitment Increase Supplement.

10. This Commitment Increase Supplement shall be binding upon and inure to the benefit of each New Lender and each Increasing Lender and the Borrower and its respective successors and permitted assigns, except that neither party may assign or transfer any of its rights or obligations hereunder without the prior written consent of the other party.

11. This Commitment Increase Supplement is a Loan Document, as defined in the Loan Agreement, and is subject to the provisions of the Credit Agreement governing Loan Documents.

12. This Commitment Increase Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

If requested by any New Lender or any Increasing Lender, the Borrower shall execute and deliver to such New Lender or such Increasing Lender, as of the Increase Effective Date, a Note in the form attached to the Credit Agreement to evidence the Commitment of such New Lender or such Increasing Lender. If any Increasing Lender which requests a new Note is in possession of an existing Note in the amount of its Commitment before giving effect to the increase pursuant to this Commitment Increase Supplement (each an “Existing Note”), such Increasing Lender shall, promptly after receipt of its new Note, mark such Existing Note “cancelled” and return such Existing Note to the Borrower.

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IN WITNESS WHEREOF, the Administrative Agent, Swing Line Lender, L/C Issuer, Borrower, each New Lender, and each Increasing Lender have executed this Commitment Increase Supplement as of the date shown above.

TARGA RESOURCES PARTNERS LP By: Targa Resources GP LLC, its sole general partner

By:	/s/ Howard M. Tate
Howard M. Tate Vice President—Finance and Treasurer

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Christopher Smith
Name: Christopher Smith Title: Senior Vice President

BANK OF AMERICA, N.A., as L/C Issuer and Swing Line Lender

By:	/s/ Christopher Smith
Name: Christopher Smith Title: Senior Vice President

BANK OF AMERICA, N.A., as an Increasing Lender

By:	/s/ Christopher Smith
Name: Christopher Smith Title: Senior Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as an Increasing Lender

By:	/s/ Leanne S. Phillips
Name: Leanne S. Phillips Title: Director

MERRILL LYNCH CAPITAL, A DIVISION OF MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., as an Increasing Lender

By:	/s/ Gregory B. Hanson
Name: Gregory B. Hanson Title: Vice President

ROYAL BANK OF CANADA, as an Increasing Lender

By:	/s/ David A. McCluskey
Name: David A. McCluskey Title: Authorized Signatory

THE ROYAL BANK OF SCOTLAND PLC, as an Increasing Lender

By:	/s/ Mathew Main
Name: Mathew Main Title: Managing Director

BNP PARIBAS, as an Increasing Lender

By:	/s/ Richard Hawthorne
Name: Richard Hawthorne Title: Vice President

By:	/s/ Greg Smothers
Name: Greg Smothers Title: Vice President

ABN AMRO BANK N.V., as an Increasing Lender

By:	/s/ John D. Reed
Name: John D. Reed Title: Director

By:	/s/ M. Aamir Khan
Name: M. Aamir Khan Title: Vice President

THE BANK OF NOVA SCOTIA, as an Increasing Lender

By:	/s/ A. Ostrov
Name: A. Ostrov Title: Director

CITIBANK, N.A., as an Increasing Lender

By:	/s/ Ashish Sethi
Name: Ashish Sethi Title: Attorney-in-Fact

AMEGY BANK NATIONAL ASSOCIATION, as an Increasing Lender

By:	/s/ W. Bryan Chapman
Name: W. Bryan Chapman Title: Senior Vice President

COMPASS BANK, as an Increasing Lender

By:	/s/ Adrianne D. Griffin
Name: Adrianne D. Griffin Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, as an Increasing Lender

By:	/s/ Justin N.Alexander
Name: Justin N. Alexander Title: Vice President

FORTIS CAPITAL CORP., as an Increasing Lender

By:	/s/ Darrell Holley
Name: Darrell Holley Title: Managing Director

By:	/s/ Casey Lowary
Name: Casey Lowary Title: Director

JPMORGAN CHASE BANK, N.A., as an Increasing Lender

By:	/s/ Kevin J. Utsey
Name: Kevin J. Utsey Title: Vice President

COMERICA BANK, as an Increasing Lender

By:	/s/ Josh Strong
Name: Josh Strong Title: Assistant Vice President

GUARANTY BANK, as an Increasing Lender

By:	/s/ Jim R. Hamilton
Name: Jim R. Hamilton Title: Senior Vice President

NATIXIS, as an Increasing Lender

By:	/s/ Donovan Broussard
Name: Donovan Broussard Title: Managing Director

By:	/s/ Louis P. Laville, III
Name: Louis P. Laville, III Title: Managing Director

UBS LOAN FINANCE LLC, as an Increasing Lender

By:	/s/ David B. Julie
Name: David B. Julie Title: Associate Director

By:	/s/ Irja R. Otsa
Name: Irja R. Otsa Title: Associate Director

LEHMAN BROTHERS COMMERCIAL BANK, as an Increasing Lender

By:	/s/ George Janes
Name: George Janes Title: Chief Credit Officer

CREDIT SUISSE, as an Increasing Lender

By:	/s/ James Moran
Name: James Moran Title: Managing Director

By:	/s/ Nupur Kumar
Name: Nupur Kumar Title: Associate

GOLDMAN SACHS CREDIT PARTNERS L.P., as an Increasing Lender

By:	/s/ Mark Walton
Name: Mark Walton Title: Authorized Signatory

RAYMOND JAMES BANK, FSB, as a New Lender

By:	/s/ Garrett McKinnon
Name: Garrett McKinnon Title: Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a New Lender

By:	/s/ Dusan Lazarov
Name: Dusan Lazarov Title: Vice President

By:	/s/ Erin Morrissey
Name: Erin Morrissey Title: Vice President

SUPPLEMENT TO SCHEDULE 2.01

OF THE CREDIT AGREEMENT

Lender	Existing Commitment Amount	New Commitment Amount	Amount of Commitment Increase
Bank of America, N.A.	$29,750,000	$42,500,000	$12,750,000
Wachovia Bank, National Association	$29,750,000	$42,500,000	$12,750,000
Royal Bank of Canada	$29,500,000	$42,000,000	$12,500,000
The Royal Bank of Scotland PLC	$29,500,000	$42,000,000	$12,500,000
Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc.	$29,500,000	$40,000,000	$10,500,000
The Bank of Nova Scotia	$29,000,000	$35,000,000	$6,000,000
ABN AMRO Bank N.V.	$25,000,000	$35,000,000	$10,000,000
BNP Paribas	$25,000,000	$35,000,000	$10,000,000
Compass Bank	$19,000,000	$35,000,000	$16,000,000
Citibank, N.A.	$19,000,000	$35,000,000	$16,000,000
JPMorgan Chase Bank, N.A.	$19,000,000	$25,000,000	$6,000,000
Amegy Bank National Association	$19,000,000	$25,000,000	$6,000,000
Guaranty Bank	$19,000,000	$25,000,000	$6,000,000
U.S. Bank National Association	$19,000,000	$25,000,000	$6,000,000
Comerica Bank	$19,000,000	$25,000,000	$6,000,000
Fortis Capital Corp.	$19,000,000	$25,000,000	$6,000,000
Natixis	$15,000,000	$22,000,000	$7,000,000
UBS Loan Finance LLC	$14,000,000	$25,000,000	$11,000,000
Credit Suisse	$14,000,000	$25,000,000	$11,000,000
Goldman Sachs Credit Partners L.P.	$14,000,000	$25,000,000	$11,000,000
Lehman Brothers Commercial Bank	$14,000,000	$19,000,000	$5,000,000
Deutsche Bank Trust Company Americas	—	$25,000,000	$25,000,000
Raymond James Bank, FSB	—	$25,000,000	$25,000,000
TOTAL			$250,000,000

CONSENT AND AGREEMENT

October     , 2007

The undersigned Guarantors each hereby consents to the provisions of this Commitment Increase Supplement and the transactions contemplated herein and hereby ratifies and confirms each of the Loan Documents to which it is a party, and, without limiting the foregoing, agree that such Loan Documents shall apply to the Obligations as they are or may be increased by this Commitment Increase Supplement and that its obligations and covenants under such Loan Documents are otherwise unimpaired hereby and shall remain in full force and effect.

TARGA RESOURCES OPERATING LP

By:	Targa Resources Operating GP LLC,
its sole general partner

	By:	/s/ Howard M. Tate
Howard M. Tate
Vice President—Finance and Treasurer

TARGA RESOURCES OPERATING GP LLC

By:	/s/ Howard M. Tate
Howard M. Tate
Vice President—Finance and Treasurer

TARGA NORTH TEXAS LP

By:	Targa North Texas GP LLC,
its sole general partner

	By:	/s/ Howard M. Tate
Howard M. Tate
Vice President—Finance and Treasurer

TARGA NORTH TEXAS GP LLC

By:	/s/ Howard M. Tate
Howard M. Tate
Vice President—Finance and Treasurer

TARGA INTRASTATE PIPELINE LLC

By:	/s/ Howard M. Tate
Howard M. Tate
Vice President—Finance and Treasurer

Address of each Guarantor:

1000 Louisiana, Suite 4300

Houston, Texas 77002

Attention: Vice President—Finance

Telephone: 713.584.1024

Telecopier: 713.584.1523

Conditions Precedent Schedule

1. The Borrower shall have delivered to the Administrative Agent, in form reasonably satisfactory to the Administrative Agent:

(a) a certificate of the Borrower that (i) all conditions precedent to the acquisition by the Borrower of Targa Resources Texas GP LLC, Targa Texas Field Services LP and Targa Louisiana Field Services LLC (the “Acquired Companies”) pursuant to the Purchase and Sale Agreement dated September 18, 2007 with Targa Resources, Inc. (the “Purchase and Sale Agreement”) shall have been satisfied or waived (in compliance with (iii) below), (ii) that closing and funding of such acquisition by the Borrower of the Acquired Companies shall be consummated on a substantially contemporaneous basis with the delivery of such certificate and (iii) there have been no material alterations, amendments or changes in the Purchase and Sale Agreement or other agreements, instruments and documents relating to the acquisition of the Acquired Companies, and no material condition contained in the Purchase and Sale Agreement or such other agreements, instruments and documents shall have been waived without the prior written consent of the Administrative Agent (which consent shall not be unreasonably withheld).

(b) releases in respect of all existing Liens on the Equity Interests and the assets of the Acquired Companies other than Liens permitted under Section 7.01 of the Credit Agreement;

(c) Guaranty Supplement executed by each of Targa Resources Texas GP LLC, Targa Texas Field Services LP, Targa Louisiana Field Services LLC and Targa Louisiana Intrastate LLC;

(d) Security Documents satisfactory for the creation and perfection of valid first priority Liens (subject to Liens permitted by Section 7.01 of the Credit Agreement) on and security interests in the Equity Interests and the assets of the Acquired Companies to secure the Obligations under the Credit Agreement;

(e) in respect of each of the Sterling, Gillis, Acadia and Mertzen plants (i) title commitments or other evidence satisfactory to the Administrative Agent of satisfactory title thereto, and (ii) no more than 30 days after the Increase Effective Date (or such longer period as the Administrative Agent may agree in its discretion), a fully paid title insurance policy in form and substance, with endorsements and in amounts reasonably acceptable to the Administrative Agent and Collateral Agent, issued, coinsured and reinsured by title insurers reasonably acceptable to the Administrative Agent and Collateral Agent, insuring the Mortgage in respect of such property to be valid first and subsisting Liens on the property described therein, free and clear of all defects (including, but not limited to, mechanics’ and materialmen’s Liens) and encumbrances, excepting only Liens permitted under the Loan Documents, and providing for such other affirmative insurance (including endorsements for future advances under the Loan Documents and for mechanics’ and materialmen’s Liens) and such coinsurance and direct access reinsurance as the Administrative Agent may deem necessary or desirable;

(f) a favorable opinion of (i) Bracewell & Giuliani LLP., New York and Texas counsel to the Loan Parties, and (ii) Schully Roberts Slattery & Marino, Louisiana counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, as to such matters as the Administrative Agent may reasonably request;

(f) a certificate of the Secretary of each Loan Party certifying (i) true and correct copies of the resolutions adopted by each Loan Party approving or consenting to such increase, and such resolutions have not been amended, altered or repealed and are in effect on the date hereof; (ii) that none of the incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent has previously required evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with the Security Documents to which such Loan Party is a party have been amended since they were delivered, and (iii) that the execution and delivery of the Security Documents has been duly authorized; and

(g) such other documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that each Loan Party is validly existing, in good standing and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification.

2. The receipt by the Borrower of additional equity investments to fund the purchase of the Acquired Companies of at least $345,000,000 (prior to deduction of customary issuance costs and expenses);

3. The purchase price for the Acquired Companies, as adjusted pursuant to the Purchase and Sale Agreement, shall not exceed $735,000,000; and

4. The Borrower shall have paid all fees required to be paid to Administrative Agent in connection with the Commitment Increase Supplement and all other fees and reimbursements to be paid pursuant to any Loan Documents, including fees and disbursements of Administrative Agent’s attorneys to the extent invoiced prior to the Increase Effective Date.